     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 20, 1998
                                                      REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                 ----------------------------------------------

                                   VERIO INC.
             (Exact name of Registrant as Specified in Its Charter)
                 ----------------------------------------------

           DELAWARE                                      84-1339720
 (State or Other Jurisdiction                         (I.R.S. Employer
of Incorporation or Organization)                     Identification No.)

                      8005 SOUTH CHESTER STREET, SUITE 200
                            ENGLEWOOD, COLORADO 80112
                    (Address of Principal Executive Offices)

                 1998 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                 ----------------------------------------------

                                JUSTIN L. JASCHKE
                             CHIEF EXECUTIVE OFFICER
                                   VERIO INC.
                      8005 SOUTH CHESTER STREET, SUITE 200
                            ENGLEWOOD, COLORADO 80112
                     (Name and Address of Agent for Service)

                                 (303) 645-1900
          (Telephone Number, Including Area Code, of Agent For Service)

                                   Copies to:

     GAVIN B. GROVER, ESQ.                              CARLA HAMRE DONELSON, ESQ.
    MORRISON & FOERSTER LLP                                 GENERAL COUNSEL
      425 MARKET STREET                                        VERIO INC.
  SAN FRANCISCO, CALIFORNIA 94105                8005 SOUTH CHESTER STREET, SUITE 200
       (415) 268-7000                                   ENGLEWOOD, COLORADO 80112
                                                             (303) 645-1900

               --------------------------------------------------

                         CALCULATION OF REGISTRATION FEE


========================== ==================== ====================== ======================= ======================
                                 Amount                Maximum            Proposed Maximum           Proposed
Title of Securities               to be            Offering Price        Aggregate Offering          Amount of
to be Registered               Registered           Per Share(1)              Price(1)           Registration Fee
-------------------------- -------------------- ---------------------- ----------------------- ----------------------

Common Stock, $.001 par        250,000                 $27.94               $6,984,375                $2,060
value per share
========================== ==================== ====================== ======================= ======================

(1) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. Computation based upon the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on July 16, 1998.
================================================================================
                  The Index to Exhibits appears on page II-5.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

       Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended, this Registration Statement is filed to register 250,000 additional shares of the Common Stock, par value $.001 per share, of Verio Inc. (the "Company") reserved for issuance under the terms of the Company's 1998 Non-Employee Director Stock Incentive Plan. The contents of the Registration Statement on Form S-8 filed by the Company on June 17, 1998 (File No. 333-57059) are incorporated by reference herein.

ITEM 8.    EXHIBITS.

       4.1 Registrant's 1998 Non-Employee Director Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.32 to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-47099) which became effective on May 11, 1998).

       5.1      Opinion of Morrison & Foerster LLP.

       23.1     Consent of KPMG Peat Marwick LLP (Denver).

       23.2     Consent of KPMG Peat Marwick LLP (Seattle).

       23.3     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

       24.1     Power of Attorney (See page II-6 and II-7).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on July 20, 1998.


                                   VERIO INC.


                                   By: /s/ Justin L. Jaschke
                                      -----------------------------------
                                      Justin L. Jaschke
                                      Chief Executive Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, severally and not jointly, Justin L. Jaschke, Peter B. Fritzinger and Carla Hamre Donelson, with full power to act alone, as his or her true and lawful attorney-in-fact, with the power of substitution, for and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                 Signature                            Title                                     Date
                 ---------                            -----                                     ----
           /s/ Steven C. Halstedt              Chairman of the Board                        July 20, 1998
           ----------------------
             Steven C. Halstedt


           /s/ Justin L. Jaschke               Chief Executive Officer and Director         July 20, 1998
           ---------------------               (Principal Executive Officer)
             Justin L. Jaschke

                                               Director
           ---------------------
             Herbert R. Hribar


             /s/ James C. Allen                Director                                     July 20, 1998
             ------------------
               James C. Allen


                 Signature                            Title                                     Date
                 ---------                            -----                                     ----

                                               Director                                     July 20, 1998
            --------------------
              Trygve E. Myhren

             /s/ Paul J. Salem                 Director                                     July 20, 1998
             -----------------
               Paul J. Salem

           /s/ Steven W. Schovee               Director                                     July 20, 1998
           ---------------------
             Steven W. Schovee

          /s/ George J. Still, Jr.             Director                                     July 20, 1998
          ------------------------
            George J. Still, Jr.

           /s/ Deb Mayfield Gahan              Vice President of Finance and                July 20, 1998
           ----------------------              Administration (Principal Accounting
             Deb Mayfield Gahan                Officer)


          /s/ Peter B. Fritzinger              Chief Financial Officer                      July 20, 1998
          -----------------------
            Peter B. Fritzinger

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
4.1               Registrant's 1998 Non-Employee Director Stock Incentive Plan,
                  as amended (incorporated by reference to Exhibit 10.32 to the
                  Registrant's Registration Statement on Form S-1 (Commission
                  File No. 333-47099) which became effective on May 11, 1998).

5.1               Opinion of Morrison & Foerster LLP.

23.1              Consent of KPMG Peat Marwick LLP (Denver).

23.2              Consent of KPMG Peat Marwick LLP (Seattle).

23.3              Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

24.1              Power of Attorney (See pages II-6 and II-7).